SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 26, 1998


                             SBC COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)



      DELAWARE                         1-8610         43-1301883
(State or other jurisdiction         (Commission      (IRS Employer
     of incorporation)               File Number)     Identification No.)




          175 East Houston
         San Antonio, Texas                             78205
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code: (210) 821-4105




                                       N/A
          (Former name or former address, if changed since last report)







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Item 5.  Other Events

         On October 26, 1998, SBC Communications Inc., a Delaware corporation ("SBC"), announced the consummation of the merger contemplated by the Agreement and Plan of Merger, dated as of January 4, 1998, among Southern New England Telecommunications Corporation, a Connecticut corporation ("SNET"), SBC and SBC
(CT), Inc., a Delaware corporation and a wholly-owned subsidiary of SBC ("Merger Sub"), pursuant to which Merger Sub was merged with and into SNET (the "Merger") with SNET as the corporation surviving in the Merger.

         The preceding is qualified in its entirety by reference to a press release, the text of which is attached hereto as an Exhibit and is incorporated herein by reference.

Item 7.  Exhibits.

99.1     Text of Press Release, dated October 26, 1998, issued by SBC.






























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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SBC COMMUNICATIONS INC.


                                       By:    /s/ Liam Coonan
                                          -----------------------------
                                          Name:  Liam Coonan
                                          Title: Senior Vice President,
                                                 and Assistant General
                                                 Counsel

Date: 10/26, 1998




































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